UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8—K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 9, 2017

ZYNERBA PHARMACEUTICALS, INC.

(Exact Name of Issuer as Specified in Charter)

Delaware	001-37526	26-0389433
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 W. Lancaster Avenue, Suite 300
Devon, PA 19333

(Address of Principal Executive Offices)

(484) 581-7505

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8—K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a—12 under the Exchange Act (17 CFR 240.14a—12)

☐      Pre—commencement communications pursuant to Rule 14d—2(b) under the Exchange Act (17 CFR 240.14d—2(b))

☐      Pre—commencement communications pursuant to Rule 13e—4(c) under the Exchange Act (17 CFR 240.13e—4(c))

Item 8.01      Other Events.

On February 9, 2017, Zynerba Pharmaceuticals, Inc. (the “Company”) issued a press release announcing that the underwriters of its previously announced underwritten public offering of 2.8 million shares of its common stock at $18.00 per share have exercised in full their option to purchase an additional 420,000 shares of common stock at the public offering price less the underwriting discounts and commissions. A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document

99.1	Press Release dated February 9, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 9, 2017

ZYNERBA PHARMACEUTICALS, INC.

	By:	/s/ Suzanne Hanlon
	Name:	Suzanne Hanlon
	Title:	Secretary, General Counsel and Vice President, Human Resources

EXHIBIT INDEX

Exhibit No.	Document

99.1	Press Release dated February 9, 2017.